SUPPLEMENT DATED JANUARY 1, 2004 TO THE PROSPECTUS
                                DATED MAY 1, 2003

                               JNL(R) SERIES TRUST


For the JNL/Janus Growth & Income Fund, the second paragraph under the section entitled "THE SUB-ADVISER AND PORTFOLIO MANAGEMENT" should be deleted in its entirety and replaced with the following:

Minyoung Sohn is Portfolio Manager of the Fund. He is also the portfolio manager and Executive Vice President of Janus Growth and Income Fund, Janus Aspen Growth and Income Portfolio and Janus Adviser Growth and Income Fund. He joined Janus in 1998 as a research analyst. Mr. Sohn holds a Bachelor's degree in Government and Economics from Dartmouth College. Mr. Sohn has earned the right to use the Chartered Financial Analyst designation.


This Supplement is dated January 1, 2004.

(To be used with VC3657 Rev. 05/03, VC3723 Rev. 05/03, and NV3784 Rev. 05/03.)

                                                                    V5787 12/03